Exhibit 10.20


                  FOURTH AMENDMENT AND WAIVER


          THIS FOURTH AMENDMENT AND WAIVER (this "Amendment") is entered into as of December 22, 1995 by and among STORAGE TECHNOLOGY CORPORATION, a Delaware corporation ("STK"), STORAGETEK FINANCIAL SERVICES CORPORATION, a Delaware corporation ("SFSC"), STORAGE TECHNOLOGY DE PUERTO RICO, INC., a Delaware corporation, and NETWORK SYSTEMS CORPORATION, a Delaware corporation (collectively, the "Borrowers"), the banks listed on the signature pages hereof and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BofA"), as agent for the Lenders (the "Agent"), and as Swing Line Bank and Issuing Bank.

          WHEREAS, the Borrowers, Storagetek Distributed Systems Division, Inc. (formerly XL/Datacomp, Inc.), a Delaware corporation ("DSD"), the Lenders, the Agent for the Lenders, the Swing Line Bank and the Issuing Bank are parties to an Amended and Restated Multicurrency Credit Agreement, dated as of September 28, 1994, as amended pursuant to a First Amendment and Waiver, dated as of April 20, 1995, a Second Amendment and Waiver, dated as of June 27, 1995, and a Third Amendment and Waiver, dated as of September 28, 1995 (as so amended, the "Credit Agreement");

          WHEREAS, pursuant to Section 3(b) of the Second Amendment and Waiver referred to above, DSD is no longer party to the Credit
Agreement;

(i) permit the Borrowers to sell foreign, intercompany or other Accounts that are not Eligible Accounts together with all collections thereon and proceeds thereof (the "Transferred Accounts"), on a recourse basis from time to time (such sales are referred to as the "Accounts Sales") to BofA or any Affiliate thereof (each of BofA and its Affiliates, when purchasing Transferred Accounts, is referred to as the "Accounts Buyer") at an aggregate purchase price not to exceed at any time outstanding $40,000,000 (with the aggregate face value of Accounts sold by the Borrowers not to exceed at any time outstanding $50,000,000), pursuant to a receivables transfer agreement, so long as the proceeds of such Accounts Sales received by the Borrowers from the Accounts Buyer are used, to the extent there are outstanding Advances, to immediately repay outstanding Advances of such Borrowers under the Credit Agreement and the Borrowers shall remain in compliance with the Aggregate Borrowing Base at all times; (ii) waive the effect on certain financial covenants in the Credit Agreement of a one-time restructuring and related charges to earnings of STK in the Fiscal Quarter of STK ending on December 29, 1995 in an amount not to exceed $165,000,000 (the "1995 Restructuring Charge") so long as STK's Net Income in such Fiscal Quarter (excluding the 1995 Restructuring Charge) is greater than or equal to $0; and (iii) permit the sale of SFSC's stock (the "SFSC Transferred Stock"), as well as permit SFSC to sell all or substantially all of its Lease assets (the "SFSC Transferred Assets" and the SFSC Transferred Stock, together with the SFSC Transferred Assets, are referred to collectively as the "SFSC Transferred Interests"), to an unaffiliated Person (a sale of the SFSC Transferred Stock and/or the SFSC Transferred Assets as described herein (it being understood that such sale of stock and/or assets may occur at separate times) is referred to as an "SFSC Sale");

          WHEREAS, the Borrowers also desire to amend the Credit
Agreement to effect certain other changes thereto as provided herein;
and

          WHEREAS, the Agent and the Lenders are willing to agree to such requests, subject to the terms and conditions hereof;

          NOW, THEREFORE, the parties hereto agree as follows:

          2. Terms Defined in Credit Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the mean ings assigned to them in the Credit Agreement.

          3.     Amendments and Waivers to the Credit Agreement.

               (a) In Section 1.01 of the Credit Agreement, the definition of "Permitted Lien" is amended by (i) deleting "and" at the end of clause (xiv), (ii) changing the period in clause (xv) to a semi-colon, and (iii) inserting the following new clause:

                    "(xv) Liens from time to time on Accounts sold from time to time by the Borrowers to BofA or any Affiliate of BofA pursuant to a receivables transfer agreement."

               (b) Section 3.01(a) of the Credit Agreement is amended by deleting the amount "$40,000,000" therein and by inserting in lieu thereof the amount "$50,000,000."

               (c) Section 3.02(a) of the Credit Agreement is amended by inserting the phrase "(which beneficiary may be a Lender or an Affiliate of a Lender)" after the word "thereof" on the eighth line.

               (d) Section 6.02(c) of the Credit Agreement is amended by (i) deleting the word "and" from the seventeenth line, and by (ii) inserting the phrase ", (vi) L/C Obligations in favor of BofA or any Affiliate of BofA in connection with the Borrowers' sales of receivables to BofA or any Affiliate of BofA, and (vii) Contingent Obligations in favor of BofA or any Affiliate of BofA including, without limitation, in the form of recourse to the Borrowers or guaranties by the Borrowers in connection with the Borrowers' sales of receivables to BofA or any Affiliate of BofA".

               (e) The Agent and the Lenders waive compliance by the Borrowers with Section 6.02(g) of the Credit Agreement to permit the Borrowers from time to time to sell with recourse the Transferred Accounts to the Accounts Buyer at an aggregate purchase price not to exceed at any time outstanding $40,000,000 (with the aggregate face value of Accounts sold by the Borrowers not to exceed $50,000,000 at any time outstanding), pur suant to a receivables transfer agreement, provided, that, (i) the proceeds received by the Borrowers from the Accounts Buyer shall be used, to the extent there are outstanding Advances, to immediately repay outstanding Advances under the Credit Agreement, (ii) the Borrowers shall remain at all times in compliance with the Aggregate Borrowing
Base and (iii) prior to the occurrence of each Accounts Sale, the Borrowers shall have delivered to the Agent a certificate of a Responsible Officer stating that, after giving effect to such Accounts
Sale, the Borrowers will remain in compliance with the Aggregate
Borrowing Base and no Default or Event of Default will occur as a result of the Accounts Sale. Upon the closing of each of the Accounts Sales, the Transferred Accounts so sold by the Borrowers shall no longer constitute Collateral except to the extent the Accounts Buyer elects to draw upon any Letter of Credit provided for the account of the Borrowers by the Issuing Bank in connection with Accounts Sales in lieu of seeking recourse to the Borrowers, in which case such Transferred Accounts shall be reassigned by the Accounts Buyer to the Agent for the benefit of the Banks and, upon such reassignment, such Transferred Accounts shall be deemed (without further action required by the Agent or the Banks) to become Collateral subject again to the Security Agreements of the applicable Borrowers. For purposes of the terms and provisions of the Security Agreements of the Borrowers, each of the Accounts Sales shall be deemed to constitute a Transfer of Collateral permitted pursuant to
Section 6.02(g) of the Credit Agreement.

               (f) The Agent and the Lenders waive the applicability of Sections 6.02(f), 6.02(g) and 7.01(m) of the Credit Agreement to an SFSC Sale so long as in any such SFSC Sale fair market value is received for the SFSC Transferred Interests sold and such SFSC Sale does not result in a disposition of SFSC Transferred Interests for less than their book value existing as of the date of such SFSC Sale. Upon the closing of an SFSC Sale, the SFSC Transferred Interests so sold shall no longer constitute Collateral. For purposes of Section 5(i) and the other terms and provisions of the U.S. Security Agreement of SFSC (as well as for purposes of Section 5(i) and the other terms and provisions of the U.S. Security Agreement of STK), an SFSC Sale shall be deemed to constitute a Transfer of Collateral permitted pursuant to Section 6.02(g) of the Credit Agreement.

               (g) The Agent and the Lenders waive compliance by STK with Sections 6.03(a), (b), (c), (d), (e) and (f) of the Credit Agreement for the Fiscal Quarter of STK ending December 29, 1995 solely to the extent necessary due to STK's incurrence of the 1995 Restructuring Charge and so long as STK's Net Income (excluding the 1995 Restructuring Charge) for such Fiscal Quarter ending December 29, 1995 is greater than or equal to $0.

               (h) Section 8.03 of the Credit Agreement is amended by deleting the last sentence thereof and by inserting in lieu thereof the following:

                    "BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, purchase assets of, and generally engage in any business with any Borrower and any of their Subsidiaries as though BofA were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Borrowers or their Subsidiaries (including information that may be subject to confidentiality obligations in favor of the Borrowers or their Subsidiaries) and acknowledge that the Agent shall be under no obligation to provide such information to them."

          4.     Consents; Certain Related Agreements.

               (a) Each of the Agent and the Lenders (and each of the Borrowers in their capacities as guarantors) hereby acknowledges and consents to the terms of Section 2 hereof and all of the other matters, terms and provisions set forth herein.

               (b) In furtherance of the foregoing, each of the parties hereto agree that, immediately prior to or simultaneously with the closing of the Accounts Sales, the Liens on the Transferred Accounts granted under the Security Agreements of the Borrowers shall terminate and be released and the Agent shall execute and deliver to STK or the other Borrowers such documents and instruments reasonably requested by STK or the other Borrowers as shall be necessary to evidence the termination and release of all security interests as to the Transferred Accounts given by STK or the other Borrowers to the Agent under the Credit Agreement and such Security Agreements. Notwithstanding the foregoing, if the Accounts
Buyer elects to draw upon any Letter of Credit provided for the account of the Borrowers by the Issuing Bank in connection with Accounts Sales in lieu of seeking recourse to the Borrowers, such Transferred Accounts shall be reassigned by the Accounts Buyer to the Agent for the benefit of the Banks and, upon such reassignment, shall be deemed (without further action required by the Agent or the Banks) to become Collateral subject again to the Security Agreements of the applicable Borrowers and the Agent may take such action as it deems appropriate in connection therewith.

               (c) In furtherance of the foregoing, each of the parties hereto agree to the following: (i) immediately prior to or simultaneously with the closing of an SFSC Sale and the satisfaction of the conditions noted in Section 6, the Liens on the SFSC Transferred Interests granted under the U.S. Security Agreements of SFSC and STK shall terminate and be released and the Agent shall execute and deliver to SFSC or STK such documents and instruments (including, without limitation, terminations of security agreements and guaranties) reasonably requested by SFSC or STK as shall be necessary to evidence (A) the termination and release of all security interests as to the SFSC Transferred Interests given by SFSC or STK to the Agent under the Credit Agreement and such U.S.
Security Agreements and (B) the transactions contemplated by clauses
(ii) and (iii) below; (ii) as of the termination of such Liens, SFSC shall no longer be a Borrower under the Credit Agreement or under any of the other Loan Documents; provided, however, that for purposes only of
Section 6.02(b) of the Credit Agreement, SFSC shall, following an SFSC
Sale, be deemed to be a Borrower and thus shall be entitled to the rights provided by, and subject to the obligations imposed by, such
Section 6.02(b); and (iii) following the closing of an SFSC Sale, (A) the assets (if any) remaining with SFSC may be sold or transferred by SFSC to STK, to another Subsidiary of STK or to any other Person to the extent permitted by the terms of the Credit Agreement, (B) the stock of SFSC (if not sold at the time of the SFSC Sale) may be sold or transferred to any other Person and (C) SFSC may be dissolved or merged with and into STK or another Subsidiary of STK.

          5. Conditions of Effectiveness of Sections 2(b), (c), (d), (g) and (h). The effectiveness of Sections 2(b), (c), (d), (g) and (h) of this Amendment shall be subject to the following conditions:

               (a) The Agent has received evidence (if requested by the Agent on behalf of a Lender), in form and substance satisfactory to the Agent, that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date hereof as though made on such date and (ii) no Default or Event of Default then exists.

               (b) The Borrowers shall have paid or reimbursed the Agent for all fees, costs and expenses (including, but not limited to, all reasonable Attorney Costs) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the consummation of the transactions contemplated hereby.

               (c) The Agent shall have received from STK for the benefit of the Banks a fee relating to the execution and delivery of this Amendment in an amount equal to .075% of the total Commitments of the Banks.

(d) The Agent shall have received executed signature pages for this Amendment from the Borrowers and the Banks.

          6. Conditions of Effectiveness of Section 2(f). The effectiveness of Section 2(f) of this Amendment shall be subject to the following conditions:

               (a) The Agent has received evidence (if requested by the Agent on behalf of a Lender), in form and substance satisfactory to the Agent, that all actions necessary or, in the opinion of the Agent, desirable to continue to perfect and protect and maintain the priority of the Liens created by the Loan Documents have been taken with respect to (i) any Collateral of SFSC that is not sold in the SFSC Sale and (ii) the consideration received by STK or its Affiliate in exchange for the SFSC Transferred Interests sold in the SFSC Sale, which consideration shall constitute Proceeds of Collateral and, as such, shall remain subject to the terms and provisions of one of the U.S. Security Agreements.

               (b) SFSC shall have delivered to the Agent a Periodic Release Certificate and complied with the other terms of Section 6.02(b)(ii) of the Credit Agreement, if applicable to the SFSC Sale.

               (c) The Agent has received evidence (if requested by the Agent on behalf of a Lender), in form and substance satisfactory to the Agent, that (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date and (ii) no Default or Event of Default then exists or would result after giving effect to the SFSC Sale and the matters set forth in Sections 2 and 3 above relating to the SFSC
Sale.

          7.          Miscellaneous.

               (a) Loan Documents Otherwise Not Affected. Except as expressly waived pursuant hereto, the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders' and the Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

               (b) Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               (c) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

               (d) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.

               (e) Fees and Expenses. The Borrowers acknowledge and agree that they will pay or reimburse the Agent for all fees, costs and expenses (including, but not limited to, all reasonable Attorney Costs) incurred by the Agent in connection with the SFSC Sale and the Accounts Sales.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                         THE BORROWERS:

                         STORAGE TECHNOLOGY CORPORATION


                         By:  /s/ Mark D. McGregor
                             -----------------------------------
                         Name:  Mark D. McGregor
                         Title:    Vice President &
                                      Treasurer


                         STORAGETEK FINANCIAL SERVICES CORPORATION


                         By:  /s/ Robert J. Kali
                             -----------------------------------
                         Name:     Robert J. Kali
                         Title:    Vice President and
                                      Chief Operating Officer


                         STORAGE TECHNOLOGY DE PUERTO RICO, INC.


                         By:   /s/ Mark D. McGregor
                            -----------------------------------
                         Name:     Mark D. McGregor
                         Title:    Vice President &
                                      Treasurer


                         NETWORK SYSTEMS CORPORATION


                         By:  /s/ Mark D. McGregor
                             -----------------------------------
                         Name:     Mark D. McGregor
                         Title:    Assistant Treasurer


                         THE AGENT:

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                         ASSOCIATION, as Agent


                         By:  /s/ Wendy M. Young
                             -----------------------------------
                         Name:  Wendy M. Young
                         Title:    Vice President





                         THE LENDERS:

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                         ASSOCIATION


                         By:  /s/ Kevin McMahon
                             -----------------------------------
                         Name:  Kevin McMahon
                         Title: Vice President


                         BANK OF MONTREAL


                         By:  /s/ Robert K. Strong, Jr.
                             -----------------------------------
                         Name:     Robert K. Strong, Jr.
                         Title:    Managing Director


                         NBD BANK (formerly NBD BANK, N.A.)


                         By:  /s/ Thomas A. Levasseur
                             -----------------------------------
                         Name:    Thomas A. Levasseur
                         Title:   Vice President


                         FIRST INTERSTATE BANK OF DENVER


                         By:  /s/ David L. Ericson
                             -----------------------------------
                         Name:     David L. Ericson
                         Title:    Senior Vice
                                    President


                         THE FIRST NATIONAL BANK OF BOSTON


                         By:  /s/ Oscar Jazdowski
                             -----------------------------------
                         Name:     Oscar Jazdowski
                         Title:    Managing Director


                         BANQUE NATIONALE DE PARIS


                             By:     /s/ Clive Bettles
                             -----------------------------------
                             Name:   Clive Bettles
                             Title:  Senior Vice
                                    President & Manager


                         By:  /s/ Mitchell M. Ozawa
                             -----------------------------------
                         Name:     Mitchell M. Ozawa
                         Title:    Vice President

                         THE SUMITOMO BANK LIMITED


                         By:  /s/ Hiroshi Amano
                             -----------------------------------
                         Name:     Hiroshi Amano
                         Title:    General Manager